UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) April 19, 2005


                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)




        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)




                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

  Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.  Results of Operations and Financial Condition.

     On April 19, 2005, MDU Resources Group, Inc. (the "Company") issued a press release announcing first quarter 2005 earnings. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission (the "SEC"), is attached as
Exhibit 99 and incorporated by reference herein.


Item 7.01.  Regulation FD Disclosure.

     On April 19, 2005, the Company issued a press release announcing earnings for the first quarter of 2005. A copy of the press release, which the Company is furnishing to the SEC, is attached as Exhibit 99 and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press Release issued April 19, 2005, regarding
earnings for the first quarter.



                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MDU RESOURCES GROUP, INC.

Date  April 19, 2005           BY /s/ Warren L. Robinson
                                  Warren L. Robinson
                                  Executive Vice President and
                                   Chief Financial Officer



                           EXHIBIT INDEX


Exhibit Number                    Description of Exhibit

   99 Press release issued April 19, 2005, regarding earnings for the first quarter.